Exhibit 99.1

PDL Community Bancorp Announces 2018 Third Quarter Results

New York (November 13, 2018): PDL Community Bancorp (the “Company”) (NASDAQ: PDLB), the holding company for Ponce Bank (the “Bank”), reported net income of $402,000, or $0.02 per basic and diluted share for the quarter ended September 30, 2018 compared to a net loss of $3.2 million for the same period in 2017. For the nine months ended September 30, 2018 net income was $2.0 million or $0.11 per basic and diluted share as compared to a net loss of $1.5 million for the same period last year. The Company was formed on September 29, 2017 in conjunction with the reorganization of Ponce De Leon Federal Bank, Ponce Bank’s predecessor, into Ponce Bank Mutual Holding Company, a mutual holding company. Accordingly, the Company’s financial results for periods prior to September 30, 2017 are solely those of Ponce Bank.

“We continue to be pleased with our organic loan growth while controlling our funding costs” said Steven A. Tsavaris, Executive Chairman. Carlos P. Naudon, President and CEO, noted that “the costs of being a public company are beginning to stabilize as we gain experience and expertise.”

Net Interest Income

Net interest income was $9.2 million for the quarter ended September 30, 2018, up $900,000 or 10.8%, from $8.3 million for the quarter ended September 30, 2017. The increase in net interest income for the quarter ended September 30, 2018 compared to the same period in 2017 reflects a $1.6 million, or 15.5%, increase in total interest and dividend income offset by an increase of $674,000, or 37.1%, in total interest expense. The net interest rate spread and net interest margin were 3.49% and 3.86%, respectively, for the quarter ended September 30, 2018 compared to 3.58% and 3.86%, respectively, for the same period in 2017. The increase in interest and dividend income is primarily due to growth in the investor-owned one-to-four family, multifamily, nonresidential, and construction and land loans, that provided an increase in average outstanding loans of $128.1 million or 16.7%, for the quarter ended September 30, 2018 compared to the same period in 2017. The average yield on loans decreased to 5.12% for the quarter ended September 30, 2018 from 5.15% for the same period in 2017. The increase in interest expense is primarily due to an increase in average certificates of deposits of $30.8 million or 7.62% for the quarter ended September 30, 2018 compared to the same period in 2017. The average cost on certificates of deposits increased to 1.77% for the quarter ended September 30, 2018 from 1.54% for the same period in 2017. The average cost of all interest-bearing liabilities increased to 1.40% for the quarter ended September 30, 2018 from 1.12% for the same period in 2017.

Noninterest Income

Noninterest income was $714,000 for the quarter ended September 30, 2018, down $54,000, or 7.0%, from $768,000 for the same period in 2017. The decrease is mainly attributed to decreases of $92,000 in late and prepayment charges, a decrease of $40,000 in service charges and fees related to commercial checking accounts, and a decrease of $41,000 in other noninterest income.  These decreases were offset by an increase of $119,000 in brokerage commission.

Noninterest Expense

Noninterest expenses were $8.8 million for the quarter ended September 30, 2018, down $4.9 million, or 36.1%, from $13.7 million for the same period in 2017. The decrease is mainly attributable to a one-time contribution of $6.3 million to the Ponce De Leon Charitable Foundation that was made as part of the reorganization of Ponce De Leon Federal Bank, the Bank’s predecessor, on September 29, 2017. Increases in noninterest expenses include $327,000 in compensation expenses, $173,000 in occupancy expenses, and office supplies, telephone and postage increases of $58,000. Insurance and surety bond premiums increased $43,000; direct loan expenses increased $76,000; and data processing increased $26,000.  Other noninterest expenses increased $683,000, of which $734,000 are attributable to legal, auditing, consulting, and professional services expense.  In addition, losses on securities sold increased $20,000 and organizational dues and subscriptions increased $82,000.  These increases were partially offset by a decrease of $106,000 in loss on loans sold and other miscellaneous noninterest expenses decreased $47,000 for the three months ended September 30, 2018 compared to the same period in 2017.

Asset Quality

Nonaccrual loans decreased to $6.6 million or 0.67% of total assets at September 30, 2018 from $11.4 million or 1.23% of total assets at December 31, 2017. The decrease is mainly attributed to decreases in nonaccruals of $2.2 million in owner-occupied one-to-four family residential, $1.0 million in nonresidential properties, and $896,000 in investor-owned one-to-four family residential.

Provision for loan losses was $602,000 for the quarter ended September 30, 2018, compared to $238,000 for the same period in 2017. The allowance for loan losses was $12.4 million, or 1.37%, of total loans at September 30, 2018, compared to $11.1 million, or 1.37%, of total loans at December 31, 2017. Net recovery totaled $13,000 for the quarter ended September 30, 2018, compared to a net recovery of $254,000 for the same period in 2017.

Balance Sheet

Total assets increased $57.2 million, or 6.2%, to $982.7 million at September 30, 2018 from $925.5 million at December 31, 2017. Net loans increased $95.2 million, or 11.9%, to $893.9 million at September 30, 2018 from $798.7 million at December 31, 2017. The increase in net loans was primarily attributed to increases of $40.4 million or 26.7% in nonresidential properties, $31.4 million or 16.6% in multifamily residential, and $18.1 or 26.9% in construction and land loans.

Total deposits increased $50.8 million, or 7.1%, to $764.8 million at September 30, 2018 from $714.0 million at December 31, 2017. The increase in deposits was primarily attributed to increases in certificates of deposits of $26.9 million or 6.5% and an increase of $23.8 million or 51.2% in money market accounts.

Total stockholders’ equity was $167.1 million at September 30, 2018 compared to $164.8 million at December 31, 2017. The Company and the Bank exceeded all regulatory capital requirements to be deemed well-capitalized at September 30, 2018. The Bank’s total capital to risk-weighted assets ratio was 19.60%, tier 1 capital to risk-weighted assets ratio and common equity tier 1 capital ratio were 18.35%, and tier 1 capital to average assets ratio was 13.78% at September 30, 2018 compared to 20.73%, 19.48%, and 14.67%, respectively, at December 31, 2017.

About PDL Community Bancorp

PDL Community Bancorp is the holding company for Ponce Bank. The Bank’s business primarily consists of taking deposits from the general public and investing those deposits, together with funds generated from operations and borrowings, in mortgage loans, consisting of one-to-four family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties and construction and land, and, to a lesser extent, in business and consumer loans. The Bank also invests in securities, which have historically consisted of U.S. Government and federal agency securities and securities issued by government-sponsored or -owned enterprises, as well as, mortgage-backed securities and Federal Home Loan Bank stock. The Bank offers a variety of deposit accounts, including demand, savings, money market and certificates of deposit.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the prospectus and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, PDL Community Bancorp’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.

PDL Community Bancorp and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands, except for share data)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
ASSETS
Cash and due from banks:
Cash	$5,494	$7,088	$6,570	$24,746	$4,716
Interest-bearing deposits in banks	16,895	42,094	52,409	34,978	51,629
Total cash and cash equivalents	22,389	49,182	58,979	59,724	56,345
Available-for-sale securities, at fair value	24,177	28,144	28,422	28,897	29,312
Loans receivable, net	893,884	850,426	823,014	798,703	767,721
Accrued interest receivable	3,609	3,350	3,202	3,335	3,132
Premises and equipment, net	29,293	28,366	27,684	27,172	25,729
Federal Home Loan Bank Stock (FHLB), at cost	2,621	2,617	1,673	1,511	1,448
Deferred tax assets	4,118	3,805	3,801	3,909	5,563
Other assets	2,620	2,923	2,848	2,271	3,013
Total assets	$982,711	$968,813	$949,623	$925,522	$892,263
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits	$764,792	$753,255	$752,267	$713,985	$698,655
Accrued interest payable	75	141	61	42	32
Advance payments by borrowers for taxes and insurance	7,219	5,491	6,999	5,025	5,967
Advances from the Federal Home Loan Bank and others	37,775	37,775	20,000	36,400	15,000
Other liabilities	5,706	5,573	4,582	5,285	4,101
Total liabilities	815,567	802,235	783,909	760,737	723,755
Commitments and contingencies
Stockholders' Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued
Common stock, $0.01 par value; 50,000,000 shares authorized; 18,463,028 shares issued and outstanding	185	185	185	185	185
Additional paid-in-capital	84,557	84,488	84,419	84,351	84,099
Retained earnings	96,896	96,495	95,796	94,855	97,719
Accumulated other comprehensive loss	(8,101)	(8,076)	(8,052)	(7,851)	(6,257)
Unearned compensation - ESOP	(6,393)	(6,514)	(6,634)	(6,755)	(7,238)
Total stockholders' equity	167,144	166,578	165,714	164,785	168,508
Total liabilities and stockholders' equity	$982,711	$968,813	$949,623	$925,522	$892,263

PDL Community Bancorp and Subsidiaries

Consolidated Statements of Income (Loss)

(Dollars in thousands, except per share data)

	For the Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Interest and dividend income:
Interest on loans receivable	$11,483	$11,053	$10,386	$10,106	$9,893
Interest and dividends on investment securities and FHLB stock	254	330	324	221	271
Total interest and dividend income	11,737	11,383	10,710	10,327	10,164
Interest expense:
Interest on certificates of deposit	1,942	1,847	1,750	1,599	1,574
Interest on other deposits	272	199	185	168	176
Interest on borrowings	276	204	98	83	66
Total interest expense	2,490	2,250	2,033	1,850	1,816
Net interest income	9,247	9,133	8,677	8,477	8,348
Provision for loan losses	602	337	94	1,219	238
Net interest income after provision for loan losses	8,645	8,796	8,583	7,258	8,110
Noninterest income:
Service charges and fees	191	214	223	224	231
Brokerage commissions	286	42	96	94	167
Late and prepayment charges	65	52	211	207	157
Other	172	216	355	169	213
Total noninterest income	714	524	885	694	768
Noninterest expense:
Compensation and benefits	4,547	4,563	4,458	5,104	4,220
Occupancy expense	1,585	1,717	1,491	1,588	1,412
Data processing expenses	342	300	408	293	316
Direct loan expenses	265	152	155	171	189
Insurance and surety bond premiums	87	99	89	64	44
Office supplies, telephone and postage	308	352	300	317	250
FDIC deposit insurance assessment	68	66	68	4	122
Charitable foundation contributions	—	—	—	—	6,293
Other operating expenses	1,567	1,206	1,290	1,195	884
Total noninterest expense	8,769	8,455	8,259	8,736	13,730
Income (loss) before income taxes	590	865	1,209	(784)	(4,852)
Provision (benefit) for income taxes	188	166	268	2,081	(1,643)
Net income (loss)	$402	$699	$941	$(2,865)	$(3,209)
Earnings per share for the period:
Basic	$0.02	$0.04	$0.05	$(0.16)	N/A
Diluted	$0.02	$0.04	$0.05	$(0.16)	N/A

PDL Community Bancorp and Subsidiaries

Consolidated Statements of Income

(Dollars in thousands, except per share data)

	For the Nine Months Ended September 30,
	2018	2017	$	%
Interest and dividend income:
Interest on loans receivable	$32,922	$28,065	$4,857	17.31%
Interest and dividends on investment securities and FHLB stock	909	596	313	52.52%
Total interest and dividend income	33,831	28,661	5,170	18.04%
Interest expense:
Interest on certificates of deposit	5,539	4,318	1,221	28.28%
Interest on other deposits	655	487	168	34.50%
Interest on borrowings	578	126	452	358.73%
Total interest expense	6,772	4,931	1,841	37.34%
Net interest income	27,059	23,730	3,329	14.03%
Provision for loan losses	1,034	497	537	108.05%
Net interest income after provision for loan losses	26,025	23,233	2,792	12.02%
Noninterest income:
Service charges and fees	627	684	(57)	(8.33%)
Brokerage commissions	424	453	(29)	(6.40%)
Late and prepayment charges	327	603	(276)	(45.77%)
Other	744	676	68	10.06%
Total noninterest income	2,122	2,416	(294)	(12.17%)
Noninterest expense:
Compensation and benefits	13,466	12,005	1,461	12.17%
Occupancy expense	4,794	4,235	559	13.20%
Data processing expenses	1,050	1,181	(131)	(11.09%)
Direct loan expenses	572	558	14	2.51%
Insurance and surety bond premiums	275	205	70	34.15%
Office supplies, telephone and postage	960	786	174	22.14%
FDIC deposit insurance assessment	202	246	(44)	(17.89%)
Charitable foundation contributions	—	6,293	(6,293)	(100.00%)
Other operating expenses	4,164	2,320	1,844	79.48%
Total noninterest expense	25,483	27,829	(2,346)	(8.43%)
Income before income taxes	2,664	(2,180)	4,844	(222.20%)
Provision (benefit) for income taxes	623	(657)	1,280	(194.82%)
Net income (loss)	$2,041	$(1,523)	$3,564	(234.01%)
Earnings per share for the period:
Basic	$0.11	N/A	N/A	N/A
Diluted	$0.11	N/A	N/A	N/A

PDL Community Bancorp and Subsidiaries

Key Metrics

	At or for the Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Performance Ratios:
Return on average assets	0.16%	0.29%	0.41%	(1.27%)	(1.43%)
Return on average equity	0.95%	1.68%	2.30%	(6.74%)	(12.93%)
Net interest rate spread (1)	3.49%	3.64%	3.61%	3.54%	3.58%
Net interest margin (2)	3.86%	3.96%	3.95%	3.88%	3.86%
Noninterest expense to average assets	3.54%	3.54%	3.61%	3.86%	6.11%
Efficiency ratio (3)	88.03%	87.55%	86.37%	95.26%	150.61%
Average interest-earning assets to average interest- bearing liabilities	135.09%	132.89%	135.79%	139.76%	133.72%
Average equity to average assets	17.06%	17.45%	17.91%	18.77%	11.05%
Capital Ratios:
Total capital to risk weighted assets (bank only)	19.60%	20.07%	20.52%	20.73%	21.41%
Tier 1 capital to risk weighted assets (bank only)	18.35%	18.81%	19.26%	19.48%	20.15%
Common equity Tier 1 capital to risk-weighted assets ( bank only)	18.35%	18.81%	19.26%	19.48%	20.15%
Tier 1 capital to average assets (bank only)	13.78%	14.03%	14.25%	14.67%	14.91%
Asset Quality Ratios:
Allowance for loan losses as a percentage of total loans	1.37%	1.36%	1.37%	1.37%	1.43%
Allowance for loan losses as a percentage of nonperforming loans	(186.74%)	176.63%	122.81%	97.05%	118.32%
Net (charge-offs) recoveries to average outstanding loans	0.00%	0.00%	0.12%	(0.64%)	0.13%
Non-performing loans as a percentage of total loans	0.73%	0.77%	1.11%	1.41%	1.21%
Non-performing loans as a percentage of total assets	0.67%	0.69%	0.98%	1.23%	1.06%
Total non-performing assets as a percentage of total assets	0.67%	0.69%	0.98%	1.23%	1.06%
Total non-performing assets, accruing loans past due 90 days or more, and accruing troubled debt restructured loans as a percentage of total assets	1.79%	1.87%	2.25%	2.72%	2.61%
Other:
Number of offices	14	14	14	14	14
Number of full-time equivalent employees	175	194	192	177	171

(1)	Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of average interest-bearing liabilities.
(2)	Net interest margin represents net interest income divided by average total interest-earning assets.
(3)	Efficiency ratio represents noninterest expense divided by the sum of net interest income and noninterest income.

Key metrics calculated on income statement items were annualized where appropriate.

PDL Community Bancorp and Subsidiaries

Loan Portfolio

	For the Quarters Ended
	September 30,		June 30,		March 31,		December 31,		September 30,
	2018		2018		2018		2017		2017
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
	(Dollars in thousands)
Mortgage loans:
1-4 family residential
Investor Owned	$295,792	32.69%	$296,490	34.44%	$290,509	34.86%	$287,158	35.51%	$279,275	35.90%
Owner-Occupied	95,464	10.55%	92,208	10.71%	96,943	11.63%	100,854	12.47%	99,661	12.81%
Multifamily residential	219,958	24.31%	218,210	25.34%	204,474	24.54%	188,550	23.31%	177,181	22.78%
Nonresidential properties	191,603	21.17%	168,788	19.60%	158,525	19.03%	151,193	18.69%	152,692	19.63%
Construction and land	85,293	9.43%	72,574	8.43%	67,971	8.16%	67,240	8.31%	52,483	6.75%
Total mortgage loans	888,110	98.14%	848,270	98.52%	818,422	98.21%	794,995	98.30%	761,292	97.87%
Nonmortgage loans:
Business loans	15,832	1.75%	11,698	1.36%	13,925	1.67%	12,873	1.59%	15,600	2.01%
Consumer loans	992	0.11%	1,027	0.12%	975	0.12%	886	0.11%	943	0.12%
Total nonmortgage loans	16,824	1.86%	12,725	1.48%	14,900	1.79%	13,759	1.70%	16,543	2.13%
	904,934	100.00%	860,995	100.00%	833,322	100.00%	808,754	100.00%	777,835	100.00%

Net deferred loan origination costs	1,316		1,182		1,101		1,020		1,033
Allowance for losses on loans	(12,366)		(11,751)		(11,409)		(11,071)		(11,147)

Loans, net	$893,884		$850,426		$823,014		$798,703		$767,721

PDL Community Bancorp and Subsidiaries

Nonperforming Assets

	For the Quarters Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2017	2017	2017
	(Dollars in thousands)
Nonaccrual loans:
Mortgage loans:
1-4 family residential
Investor owned	$206	$208	$209	$1,034	$402
Owner occupied	1,098	1,481	1,951	2,624	2,630
Multifamily residential	—	—	—	521	—
Nonresidential properties	544	142	633	1,387	653
Construction and land	1,103	1,111	1,097	1,075	1,075
Nonmortgage loans:
Business	—	—	30	147	12
Consumer	—	—	—	—	—
Total nonaccrual loans (not including non-accruing troubled debt restructured loans)	$2,951	$2,942	$3,920	$6,788	$4,772

Non-accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$1,076	$1,099	$1,122	$1,144	$1,168
Owner occupied	1,990	2,007	2,983	2,693	2,698
Multifamily residential	—	—	—	—	—
Nonresidential properties	605	606	1,265	783	783
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total non-accruing troubled debt restructured loans	3,671	3,712	5,370	4,620	4,649
Total nonaccrual loans	$6,622	$6,654	$9,290	$11,408	$9,421
Real estate owned:
Mortgage loans:
1-4 family residential
Investor owned	$—	$—	$—	$—	$—
Owner occupied
Multifamily residential	—	—	—	—	—
Nonresidential properties	—	—	—	—	—
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total real estate owned	—	—	—	—	—
Total nonperforming assets	$6,622	$6,654	$9,290	$11,408	$9,421
Accruing loans past due 90 days or more:
Mortgage loans:
1-4 family residential
Investor owned	$—	$—	$—	$7	$—
Owner occupied	—	—	—	—	—
Multifamily residential	—	—	—	—	—
Nonresidential properties	—	—	—	—	—
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total accruing loans past due 90 days or more	$—	$—	$—	$7	$—
Accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$5,224	$5,707	$5,738	$6,559	$6,594
Owner occupied	3,882	3,911	4,424	4,756	4,784
Multifamily residential	—	—	—	—	—
Nonresidential properties	1,449	1,458	1,468	1,958	1,968
Construction and land	—	—	—	—	—
Nonmortgage loans:
Business	398	421	454	477	501
Consumer	—	—	—	—	—
Total accruing troubled debt restructured loans	$10,953	$11,497	$12,084	$13,750	$13,847
Total nonperforming assets, accruing loans past due 90 days or more and accruing troubled debt restructured loans	$17,575	$18,151	$21,374	$25,165	$23,268
Total nonperforming loans to total loans	0.73%	0.77%	1.11%	1.41%	1.21%
Total nonperforming assets to total assets	0.67%	0.69%	0.98%	1.23%	1.06%
Total nonperforming assets, accruing loans past due 90 days or more and accruing troubled debt restructured loans to total assets	1.79%	1.87%	2.25%	2.72%	2.61%

PDL Community Bancorp and Subsidiaries

Average Balance Sheets - Quarter

	For the Three Months Ended September 30,
	2018			2017

	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate (1)
	(Dollars in thousands)
Interest-earning assets:
Loans	$890,063	$11,483	5.12%	$762,048	$9,893	5.15%
Available-for-sale securities	25,330	89	1.39%	29,543	104	1.40%
Other (2)	35,792	165	1.83%	65,468	167	1.01%
Total interest-earning assets	951,185	11,737	4.90%	857,059	10,164	4.70%
Non-interest-earning assets	32,634			33,946
Total assets	$983,819			$891,005
Interest-bearing liabilities:
Savings accounts	$126,329	$224	0.70%	$130,855	$131	0.40%
Interest-bearing demand	92,148	47	0.20%	78,373	44	0.22%
Certificates of deposit	435,159	1,942	1.77%	404,365	1,574	1.54%
Total deposits	653,636	2,213	1.34%	613,593	1,749	1.13%
Advance payments by borrowers	7,409	1	0.05%	6,060	1	0.07%
Borrowings	43,057	276	2.54%	21,267	66	1.23%
Total interest-bearing liabilities	704,102	2,490	1.40%	640,920	1,816	1.12%
Non-interest-bearing liabilities:
Non-interest-bearing demand	105,376	—		148,251	—
Other non-interest-bearing liabilities	6,456	—		3,391	—
Total non-interest-bearing liabilities	111,832	—		151,642	—
Total liabilities	815,934	2,490		792,562	1,816
Total equity	167,885			98,443
Total liabilities and total equity	$983,819		1.40%	$891,005		1.12%
Net interest income		$9,247			$8,348
Net interest rate spread (3)			3.49%			3.58%
Net interest-earning assets (4)	$247,083			$216,139
Net interest margin (5)			3.86%			3.86%
Average interest-earning assets to
interest-bearing liabilities			135.09%			133.72%

(1)Annualized where appropriate.

(2)Includes FHLB demand accounts and FHLB stock dividends.

(3)Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.

(4)Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(5)Net interest margin represents net interest income divided by average total interest-earning assets.

PDL Community Bancorp and Subsidiaries

Average Balance Sheets – Year-to-date

	For the Nine Months Ended September 30,
	2018			2017
	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate (1)
	(Dollars in thousands)
Interest-earning assets:
Loans	$850,316	$32,922	5.18%	$711,179	$28,065	5.28%
Available-for-sale securities	27,417	299	1.46%	38,628	376	1.30%
Other (2)	45,113	610	1.81%	29,264	220	1.01%
Total interest-earning assets	922,846	33,831	4.90%	779,071	28,661	4.92%
Non-interest-earning assets	33,815			33,553
Total assets	$956,661			$812,624
Interest-bearing liabilities:
Savings accounts	$125,643	$502	0.53%	$129,673	$375	0.39%
Interest-bearing demand	84,649	150	0.24%	74,506	108	0.19%
Certificates of deposit	438,121	5,539	1.69%	382,653	4,318	1.51%
Total deposits	648,413	6,191	1.28%	586,832	4,801	1.09%
Advance payments by borrowers	7,345	3	0.05%	5,865	3	0.07%
Borrowings	30,030	578	2.57%	14,616	127	1.16%
Total interest-bearing liabilities	685,788	6,772	1.32%	607,313	4,931	1.09%
Non-interest-bearing liabilities:
Non-interest-bearing demand	98,247	—		106,222	—
Other non-interest-bearing liabilities	5,555	—		3,346	—
Total non-interest-bearing liabilities	103,802	—		109,568	—
Total liabilities	789,590	6,772		716,881	4,931
Total equity	167,071			95,743
Total liabilities and total equity	$956,661		1.32%	$812,624		1.09%
Net interest income		$27,059			$23,730
Net interest rate spread(3)			3.58%			3.83%
Net interest-earning assets (4)	$237,058			$171,758
Net interest margin (5)			3.92%			4.07%
Average interest-earning assets to
interest-bearing liabilities			134.57%			128.28%

(1)Annualized where appropriate.

(2)Includes FHLB demand accounts and FHLB stock dividends.

(3)Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.

(4)Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(5)Net interest margin represents net interest income divided by average total interest-earning assets.